Equinox IPM Systematic Macro Fund

of Equinox Funds Trust

Class I Shares: EQIPX

Supplement dated March 5, 2018 to Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) dated November 1, 2017 as amended from time to time.

The information in this Supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in conjunction with such documents.

Reduction in Investment Advisory Fee Effective March 5, 2018

The Board of Trustees of the Trust approved an amended and restated fee schedule to the investment advisory agreement (the “New Fee Schedule”) between the Trust, on behalf of the Equinox IPM Systematic Macro Fund (the “Fund”), and Equinox Institutional Asset Management, LP (the “Adviser”) to decrease the investment advisory fee payable by the Fund to the Adviser from 1.74% of the Fund’s average daily net assets to 1.68% of the Fund’s average daily net assets. The Board also approved a decrease in the fee waiver and expense reimbursement arrangement (the “New Fee Waiver”) with the Adviser to correspond with the New Fee Schedule. Under the New Fee Waiver the Adviser will reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, extraordinary items, “Acquired Fund Fees and Expenses,” and brokerage commissions) do not exceed, on an annual basis, 1.83% of the Fund’s average daily net assets. These expense limitation arrangements will remain in place until November 30, 2018, unless the Board approves their earlier termination.

I. Accordingly in the Prospectus, the fee table and accompanying footnotes with respect to the Fund under the heading “Fees and Expenses” and the related “Expense Example” in the Fund’s Prospectus are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Wire Redemption Fee	$15	(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (2)

Class I
Management Fees (2) (3)	1.68%
Other Expenses (4)	0.26%
Interest Expense	0.05%

Total Annual Fund Operating Expenses (2) (5)	1.99%

Fee Waiver and/or Expense Reimbursement (5)	(0.11)%

Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement) (2) (5)	1.88%

(1)	The Fund’s transfer agent charges this fee for each wire redemption.

(2)	Effective March 5, 2018, the advisory fee was reduced to 1.68% of the Fund’s average daily net assets. Accordingly, the expense information in the table has been restated to reflect current fees.

(3)	“Management Fees” include a management fee paid to Equinox Institutional Asset Management, LP (the “Adviser”) by the Fund’s consolidated wholly-owned subsidiary (“Subsidiary”) at the annual rate of 1.68% of the Subsidiary’s average daily net assets. The Adviser has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking may not be terminated by the Adviser as long as the investment advisory agreement between the Subsidiary and the Adviser is in place unless the Adviser obtains the prior approval of the Fund’s Board of Trustees.

(4)	This item does not include management fees paid by the Subsidiary to the Adviser, which are included in “Management Fees.” “Other Expenses” include expenses of the Fund’s consolidated wholly-owned subsidiary (“Subsidiary”) based on amounts for the most recently completed fiscal year. The Fund’s investment in the IPM Program through its Subsidiary is also subject to certain derivative trading costs, including brokerage commissions and various exchange fees, which are not included in the calculation of Annual Fund Operating Expenses.

(5)

The Adviser has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” and (v) brokerage commissions, do not exceed, on an annual basis, 1.83% of the Fund’s average daily net assets. This expense limitation will remain in effect until at

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least November 30, 2018 but can be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No reimbursement will occur unless the Fund’s operating expenses are below the expense limitation amount.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $200,000,000 (minimum initial investment) in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$3,818,656	$12,275,939	$21,250,012	$46,158,170

II. The sixth and seventh sentences under “Investment Adviser” on page 18 of the Prospectus are deleted and replaced with the following:

For its services, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1.68% (1.74% prior to March 5, 2018) of the Fund’s average daily net assets. The Adviser has contractually agreed that through November 30, 2018 it will reduce its compensation and/or reimburse certain expenses for the Fund, to the extent to ensure that the Fund’s total operating expenses, excluding taxes, interest, extraordinary items, “Acquired Fund Fees and Expenses,” and brokerage commissions, do not exceed, 1.83% (on an annual basis) of the Fund’s average daily net assets.

III. The first and second sentences under “Advisory Fees Paid to the Adviser” on page 14 of the SAI are deleted and replaced with the following:

For its services, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1.68% (1.74% prior to March 5, 2018) of the Fund’s average daily net assets. The Adviser has contractually agreed that from commencement of the Fund’s operations through November 30, 2018, it will reduce its compensation and/or reimburse certain expenses for the Fund, to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions, do not exceed, 1.83% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”).

Investors should retain this Supplement for future reference.

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